UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2018

EL CAPITAN PRECIOUS METALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5871 Honeysuckle Road Prescott, AZ	86305-3764
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

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Item 4.02	Non-Reliance on Previously Issued Financial Statements of a Related Audit Report of Completed Interim Review.

On January 24, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of El Capitan Precious Metals, Inc. (the “Company”) concluded, after discussions with Company management and MaloneBailey, LLP, the Company’s independent registered public accounting firm, that the interim financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ended December 31, 2016, March 31, 2017 and June 30, 2017 (the “Affected Periods”) should no longer be relied upon for the reasons summarized below.

For each of the Affected Periods, the Company previously classified certain costs related to the development and operation of a pilot plant in Phoenix, Arizona as current assets (advances to vendor) on the Company’s balance sheet. The Company will be reclassifying such costs as operating expenses incurred during each of the Affected Periods. The amounts being reclassified for the quarters ended December 31, 2016, March 31, 2017 and June 30, 2017 are approximately $336,000, $435,000 and $503,000, respectively.  Such reclassification will increase the Company’s net loss from operations and net loss for each Affected Period by the amount of costs being reclassified, resulting in the restatement of our financial statements for each of the Affected Periods.  As soon as practicable, we intend to amend our Quarterly Reports on Form 10-Q for the Affected Periods to reflect the restatement of our financial statements for such Affected Periods.

The Audit Committee, and Company management have discussed the matters disclosed on this Current Report on Form 8-K with the Company’s independent registered public accounting firm, MaloneBailey, LLP.

This Current Report on Form 8-K contains “forward-looking” statements as such term is defined by the Securities and Exchange Commission in its rules, regulations and releases, which represent the registrant’s expectations or beliefs, including but not limited to, statements concerning the registrant’s operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” “plan,” “predict” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the registrant’s control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, the operations of the Company and its subsidiaries, volatility of stock price, commercial viability of any mineral deposits and any other factors identified in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016, filed with the U.S. Securities and Exchange Commission on January 13, 2017, or discussed herein or in the Company’s other filings with the Securities and Exchange Commission.  The Company does not intend or undertake to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ Stephen J. Antol
Date: January 30, 2018		Name: Stephen J. Antol
Title: Chief Financial Officer

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